UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-05037)

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Eric W. Falkeis
Professionally Managed Portfolios
777 East Wisconsin Avenue
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-5301
Registrant's telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period:  June 30, 2011

Item 1. Report to Stockholders.

ANNUAL REPORT

Year Ended

June 30, 2011

Portfolio 21

Message from Portfolio 21’s founders

Dear Friends,

Although the news media continue to focus on the upheaval and volatility of the financial markets as the top story, ecological limits to economic growth is the real story of the century. Environmental disasters have been intensifying as economic growth struggles against natural and man-made limits.

A drought of historic proportions in China and the general uptrend in global commodity prices are propelling inflation in many parts of the world.  Corn prices surpassed the record set during the 2008 food crisis and prices are expected to stay high through 2012 because a wet spring cut the size of this fall’s harvest.  A wave of wildfires across Russia ravaged millions of acres of forests and caused worse damage than last year’s devastating fires.  Flooding in Australia, combined with cyclones in both Queensland and Western Australia, had a significant impact on the second quarter activity.  The list goes on.  Damage from natural disasters often goes beyond what is readily visible.  Toxic waste is strewn about.  Liquid fuels and chemicals contaminate groundwater.  Wrecked buildings contain hazardous materials and fires generate smoke containing soot and other pollutants.  Catastrophic costs to insurance companies have been enormous.  To boot, the world is facing critical supply constraints.  Demand for natural resources is escalating with no end in sight.  The International Energy Agency has reported that proven oil reserves are in decline to the tune of 6% per year.  There are serious clean water shortages in China, India, Africa, and even the U.S.  Again, the list goes on.  If climate change and resource depletion continue unchecked, the implications for the world economy and corporate profits will be serious.

After witnessing the spectacle of our representatives in Washington DC bickering about the national debt and budget deficits, it is hard to imagine them confronting our ecological debt.  But failure to acknowledge and deal with ecological limits does not mean they don’t exist.  In fact, the longer we deny and delay, the more disruption we should expect.  This reality tends to be overlooked in times of high financial stress and economic instability, but it is no less of a risk. As environmental disruption escalates, there will naturally be a shift in public opinion which will drive the politics and policies needed to address the environmental challenges ahead. The question remains as to whether we have the ability to act in time before disruption causes severe damage to our financial system and way of life.

The caveat — “Past performance is not indicative of future results” — has never been more relevant than today. At Portfolio 21, we are mitigating ecological risk as we believe it is the single biggest threat to economic growth, corporate profits, and investor portfolios in this century.  We do so by investing in companies that are retooling their business models and gaining competitive advantage to address limited natural resources and environmental degradation. Some of these companies will offer the needed solutions to many of our environmental challenges. However, technology may not save the day. We expect difficult times ahead with increased risk and volatility. Our global economy will be forced to accept the reality of resource limitations, and companies that adapt to that reality will likely gain distinct competitive advantage.

Portfolio 21’s investment approach considers the riskiness of the global growth economy itself. Even if markets decline as a whole, we believe that certain companies — those that help society adapt to and solve the problems of resource limitations — are strategically positioned for leadership, innovation, and competitive advantage. We believe Portfolio 21’s selection criteria identify companies that have a higher probability of adaptation in the context of ecological limits, making them better investments over the long term.

Sincerely,

Leslie Christian	Carsten Henningsen
Co-founder	Co-founder

Management’s Discussion of Fund Performance
for the period ending 6/30/11

Portfolio 21 performance against the MSCI World Equity Index is presented below.  Fund returns have trailed the index over the past year, but remain above benchmark over the longer term.

		Average Annual				Gross
	1	3	5	10	Since	Expense
	Year	Years	Years	Years	Inception	Ratio
Retail
Inception: 9/30/99	26.12%	2.07%	4.15%	5.64%	4.79%	1.50%
MSCI World
Equity Index	31.19%	1.04%	2.85%	4.52%	3.03%
Institutional
Inception: 3/30/07	26.49%	2.36%	N/A	N/A	0.63%	1.20%
MSCI World
Equity Index	31.19%	1.04%	N/A	N/A	-0.26%

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-877-351-4115.  The Fund imposes a 2% redemption fee on shares held for less than 60 days.  Performance data quoted does not reflect the redemption fee.  If reflected, total return would be reduced.

Over the past few years there has been an ebb and flow of economic disruption as a result of the overextension of credit to fund growth and speculation.  The excesses are still with us as the de-leveraging process takes a long time.  The financial crisis originated with the banks, as they tried to wring profits from a malfunctioning financial system.  The mess then became a sovereign debt crisis as bank bailouts transferred debt onto the books of governments.  This granted financial institutions some relief, while consumers continue to struggle with their debt load.  However, the crisis is coming full circle as banks are writing down investments in debt-laden economies.  The current global economic model is unsustainable, built on investment that exploits capital and damages the environment.

Despite the turmoil, optimistic investors pitched money into riskier investments over the past year.  Through rain, sleet, snow, riots, earthquakes, tsunamis, debt crises, record budget deficits, the housing depression, and high unemployment, U.S. markets triumphed.  The S&P 500 Index gained nearly 30% over the twelve-month period.  Equities rose on news that corporate earnings were better than expected and the conviction that the global economy was on the mend.  Sovereign debt concerns plagued the “peripheral” countries in Europe, from Ireland and Greece to Portugal.  These countries face the prospect of years of austerity, as credit downgrades constrict these governments’ ability to borrow.  Nevertheless, European indices managed to perform, although not nearly as well as their U.S. counterparts.  Most other major market indices were strong as well.  Japan was the exception, as the tsunami and resulting nuclear meltdown inhibited the world’s third-largest economy.  The Nikkei appreciated a paltry 4.62% in local currency terms.

Market direction for the remainder of 2011 hinges on corporate earnings results in the second and third quarters and the effects of the conclusion of the Federal Reserve’s second round of “quantitative easing.”  U.S. corporations have rebounded from recession and posted near-historic high profits as a result of retooling their operations to cope with lower revenue and an uncertain outlook.  But cost cutting only takes you part of the way to maximizing shareholder returns in a cyclical downturn and investors need to see a resumption of corporate investment growth.  Earnings momentum appears to be losing steam.  While top lines are growing, they are doing so at low single-digit percentage rates and may not fall to the bottom line.  The world’s central banks have pumped trillions into the global financial system since the crisis.  The U.S. Federal Reserve has unilaterally taken it upon itself to levitate asset prices.  Economic growth is slowing before a full recovery has even occurred.  What is the Fed to do?  Models indicate that low interest rates and quantitative easing will stimulate job growth.  Yet monetary policy has proven ineffective in stimulating economic growth.  The U.S. central bank pumped almost $700 billion of new funds into the banking system, yet the money supply has only risen by about half that.  Moreover, the velocity of money has turned negative on a year-over-year basis and consumer credit is languishing.  Federal Reserve Chairman Ben Bernanke said the central bank should maintain record monetary stimulus to boost an uneven and “frustratingly slow” economic recovery.  Still, most economists expect growth to strengthen over the second half of 2011.

Other conceivable headwinds include high oil prices and unemployment, a depressed housing market, and potential for a global debt crisis.  Slowing manufacturing growth from China to Europe is creating a dilemma for central bankers considering higher interest rates to combat inflation.  While small spending gains can be expected in the second half of the year, the trend is more likely to vary between lackluster and less than lackluster.  We believe Portfolio 21 is positioned to withstand a slow-growth period with a higher than benchmark allocation to companies with defensive characteristics, including low relative valuation metrics and high dividend yield.

Fund sector allocation was the biggest return detractor over the past year as cyclical economic sectors performed better than non-cyclical economic sectors.  High dividend paying sectors underperformed as investors emphasized earnings growth over yield.

The energy sector was the best performing economic sector, generating returns that dwarfed other economic sectors, on supply constraints.  Petroleum prices soared in the wake of unrest in the Middle East and North Africa, and forecasts call for more expensive crude in 2012 based on a further narrowing of global spare capacity and rising demand.  The main sources of demand growth next year are expected to be China, India, and Brazil.  Commodity-related stocks also outperformed as investors bet that raw material hungry countries will keep growing at a fast pace and demand more input.  Portfolio 21’s investment philosophy and criteria prevent us from making direct investment in traditional energy and commodity companies.  Fund exposure to rising energy demand and costs comes from energy efficiency and renewable energy technologies, and we expect strong demand for productivity and energy efficiency solutions as governments retreat from nuclear power following Japan’s Fukushima Dai-Ichi plant catastrophe.  Fund exposure to commodities comes from renewable resources, such as timber, and input optimization.

Portfolio 21 performance was suppressed by an emphasis on, and higher than benchmark allocation to, defensive sectors and companies, particularly larger-cap European stocks.  Valuation and yield drove allocation of cash inflows over the period as we focused on total return amid global economic uncertainty.  The healthcare and utilities sectors were the worst performing economic sectors over the past year.  Healthcare stocks continue to sport the lowest valuation figures among the ten economic sectors.  A decline in drug approvals, spurred by increased conservatism on safety issues by the Federal Drug Administration, kept a lid on future earnings expectations.  Also, new healthcare reform in the U.S. and European austerity measures are expected to further impact profit margins in the sector.  However, we have identified and invested in companies that we feel are innovative, with attractive pipelines and a sound lead in biotechnology development, such as Novartis AG and Roche Holdings.  The use of biotechnology has many advantages over the use of traditional chemical compounds in pharmaceutical development including efficacy, production scale, lower waste and emissions, materials use, and expense and patent protection.  Utility stocks are among the highest yielding securities, even compared with fixed income instruments.  Pending regulation and higher input costs have prevented utility stocks from rising.  The Environmental Protection Agency is getting ready to lay out emissions regulations.  Nonetheless, the world’s populace will continue to expand energy use and much of the increase needs to come from renewable sources.  We hold utilities that are leaders in renewable energy development, such as Scottish & Southern Energy and Portland General Electric.

Retaining foreign assets generally benefited investors over the past year, including Portfolio 21 shareholders, as the U.S. dollar weakened substantially against major foreign currencies.  The dollar’s purchasing power has taken a beating due to America’s monetary policy, wide trade deficits, and a ballooning fiscal deficit.  Ultra-loose monetary policy combined with two rounds of “quantitative easing” by the Federal Reserve Bank pressured the greenback.  Printing money debases currencies.  There will likely be more and more currency turmoil in the next few years as all the creditors are in Asia and all the debtors are in the West.

The euro managed to climb on the U.S. dollar despite investors’ ongoing fears of deepening debt crises in the euro zone’s weakest countries.  The Swiss currency has been the largest beneficiary of concerns over euro zone government debt as investors sought a haven from the region’s woes.  The Swiss franc was supported by a healthy Swiss economy and the nation’s strong fiscal position.  Sweden’s krona joined the Swiss franc as a favored currency for traders looking to profit from Germany’s expansion while avoiding the European debt crisis.  The Brazilian real also exhibited strength.  The Latin American currency soared to a twelve-year high against the dollar as investors sought higher-yielding assets.  Brazil’s rapid economic growth and high real interest rates make its markets a powerful draw for foreign investors.  Asian currencies gained on the dollar for the quarter as well.  China’s yuan strengthened beyond 6.5 per dollar for the first time since 1993, supported by speculation the central bank will allow appreciation to help tame inflation.  The yen rose as monetary and fiscal policy in Japan is expected to remain very accommodative as the country tries to recover from its massive earthquake, tsunami, and subsequent nuclear power problems.

Beyond markets, sectors, and currencies, individual stock performance had a noticeable impact on fund performance over the past year:

Atlas Copco is a manufacturer of industrial machinery and pneumatic tools.  The company makes equipment for industries with significant environmental impacts, such as the construction and mining industries.  In designing its products, Atlas Copco strives to reduce life-cycle impacts by improving the environmental profile and performance of each product.  The company’s stock had a good twelve-month run as investors embraced the growth potential of compressors in emerging markets.

Cisco is a leading provider of Internet Protocol-based networking and other products for transporting data, voice, and video across varied networks. Environmentally, the company was able to reuse or recycle 100% of electronic equipment that was returned to them in 2010 and is on track to achieve its greenhouse gas reduction goal of 25% by 2012 from its 2007 baseline.  Cisco’s stock has taken a big hit over the last year as investors worry that the company has lost its focus and is feeling the heat from competitors on several fronts.  A major restructuring is underway and results should start to be seen later in 2011.

Baxter is a global healthcare company with a strong commitment to the environment encompassing a wide range of activities.  The company has a product development process for all its medical devices, which is intended to minimize environmental impacts in the early stages of design.  The company engages in a variety of environmental initiatives to reduce energy and materials use, reduce waste and pollution, and save substantial amounts of money.  Baxter’s environmental financial statements make an excellent case for the financial benefits generated by environmental projects.  Investors have taken notice.  The stock has appreciated by nearly 50% over the past twelve months.

Itron is a leading meter technology provider to the global energy and water industries.  By offering products that allow utilities and their customers to optimize energy use while simultaneously offering services that track the way we use and obtain energy and water, Itron has positioned itself as a key player in energy conservation.  Shares have fallen by 22% over the past year on concerns that orders and revenues will weaken.  This may be the case, but the company has the world’s largest installed base of meters and has partnered with all the right players in the segment, such as Cisco and Silver Spring Networks, to foster future growth as orders pick back up.  The company’s goal is to double revenues by 2015.

Portfolio 21 invests in foreign securities, which are subject to the risks of currency fluctuations, political and economic instability and differences in accounting standards.  The Fund invests in smaller companies that involve additional risks such as limited liquidity and greater volatility.

The Fund’s environmental policy could cause it to make or avoid investments that could result in the portfolio underperforming similar funds that do not have an environmental policy.

Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security.  Please see the following annual report for the fund’s holdings as of June 30, 2011.

Current and future portfolio holdings are subject to risk.

Earnings Growth is not a measure of the Fund’s future performance.

The MSCI World Equity Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance.  The S&P 500 Financials Index is a capitalization-weighted index designed to track the performance of the financial sector of the U.S. economy.  You cannot invest directly in an index.

Nikkei is a price-weighted index of the 225 top Japanese companies that are listed in the Tokyo Stock Exchange.

Investment performance reflects fee waivers in effect.  In the absence of such waivers, total return would be reduced.  Must be preceded or accompanied by a current prospectus.  Please refer to the prospectus for important information about the Fund including investment objectives, risks, charges, and expenses.

The Fund is distributed by Quasar Distributors, LLC.

Portfolio 21

PORTFOLIO HOLDINGS BY COUNTRY at June 30, 2011 (unaudited)

	Portfolio Holdings	Percent of Net Assets

Australia	$4,204,554	1.0%
Austria	2,829,960	0.6%
Belgium	2,727,135	0.6%
Brazil	9,514,968	2.2%
Canada	5,951,371	1.4%
Denmark	25,779,353	5.9%
France	24,395,715	5.5%
Germany	16,861,916	3.8%
Hong Kong	4,452,547	1.0%
Italy	2,758,057	0.6%
Japan	31,841,629	7.2%
Korea	3,957,652	0.9%
Netherlands	7,364,288	1.7%
Singapore	2,758,598	0.6%
South Africa	1,717,108	0.4%
Spain	25,514,568	5.8%
Sweden	26,840,692	6.1%
Switzerland	28,322,689	6.4%
United Kingdom	28,442,923	6.5%
United States	182,130,491	41.5%
Other Assets in Excess
of Liabilities	1,062,176	0.3%
Total	$439,428,390	100.0%

EXPENSE EXAMPLE for the Six Months Ended June 30, 2011 (unaudited)

As a shareholder of Portfolio 21 (the “Fund”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including investment advisory fees, distribution fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (1/1/11–6/30/11).

Actual Expenses

The first line of the table below provides information about actual account values based on actual returns and actual expenses.  Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request a redemption be made by wire transfer, currently, the Fund’s transfer agent charges a $15.00 fee. You will be charged a redemption fee equal to 2% of the

Portfolio 21

EXPENSE EXAMPLE (unaudited), Continued

net amount of the redemption if you redeem your shares less than 60 calendar days after you purchase them. An Individual Retirement Account (“IRA”) will be charged a $15.00 annual maintenance fee.  Currently, the advisor is paying the IRA annual maintenance fee. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds may vary.  These expenses are not included in the example below.  The example below includes, but is not limited to, investment advisory fees, shareholder servicing fees, fund accounting fees, custody fees and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Portfolio 21

EXPENSE EXAMPLE (unaudited), Continued

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	1/1/11	6/30/11	1/1/11 – 6/30/11*
Portfolio 21 Retail Class Actual	$1,000	$1,043	$7.30
Hypothetical (5% annual
return before expenses)	$1,000	$1,018	$7.20

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	1/1/11	6/30/11	1/1/11 – 6/30/11*
Portfolio 21 - Institutional
Class Actual	$1,000	$1,045	$5.98
Hypothetical (5% annual
return before expenses)	$1,000	$1,019	$5.91

*
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.44% (reflecting fee recoupments in effect) for Retail Class shares and 1.14% (reflecting fee recoupments in effect) for Institutional Class shares  multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period).

Portfolio 21 – Retail Class
Value of $10,000 vs MSCI World Index and S&P 500® Index

Average Annual Returns for the periods ended June 30, 2011

	1 Year	5 Year	10 Year
Portfolio 21 - Retail Class	26.12%	4.15%	5.64%
S&P® 500 Index	30.69%	2.94%	2.72%
MSCI World Index	31.19%	2.85%	4.52%

This Chart illustrates the performance of a hypothetical $10,000 investment made on June 30, 2001, and is not intended to imply any future performance.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distribution or the redemption of fund shares.  The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced.  The chart assumes reinvestment of capital gains and dividends, but does not reflect redemption of fees.

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-877-351-4115.

The MSCI World Index measures performance for a diverse range of developed country global stock markets, including U.S., Canada, Europe, Australia, New Zealand and the Far East.  The index reflects the reinvestment of distributions, if any, but does not reflect fees, brokerage commissions, or other costs of investing. The S&P 500® Index is a broad based index of 500 stocks, which is widely recognized as representative of the equity market in general. The index is unmanaged and returns include reinvested dividends. One cannot invest directly in an index.

Portfolio 21 – Institutional Class
Value of $1,000,000 vs MSCI World Index and S&P 500® Index

Average Annual Returns for the periods ended June 30, 2011

			Since
			Inception
	1 Year	3 Year	3/30/2007
Portfolio 21 - Institutional Class	26.49%	2.36%	0.63%
S&P® 500 Index	30.69%	3.34%	0.44%
MSCI World Index	31.19%	1.04%	-0.26%

This Chart illustrates the performance of a hypothetical $1,000,000 investment made on March 30, 2007, and is not intended to imply any future performance.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distribution or the redemption of fund shares.  The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced.  The chart assumes reinvestment of capital gains and dividends, but does not reflect redemption of fees.

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-877-351-4115.

The MSCI World Index measures performance for a diverse range of developed country global stock markets, including U.S., Canada, Europe, Australia, New Zealand and the Far East.  The index reflects the reinvestment of distributions, if any, but does not reflect fees, brokerage commissions, or other costs of investing. The S&P 500® Index is a broad based index of 500 stocks, which is widely recognized as representative of the equity market in general. The index is unmanaged and returns include reinvested dividends. One cannot invest directly in an index.

Portfolio 21

SCHEDULE OF INVESTMENTS at June 30, 2011

Shares		Value

COMMON STOCKS: 89.1%

Automobiles & Components: 2.1%
100,000	Denso Corp.
	(Japan)	$3,719,246
130,000	Johnson
	Controls, Inc.
	(United States)	5,415,800
		9,135,046
Banks: 1.7%
80,000	Bank of New York
	Mellon Corp.
	(United States)	2,049,600
55,000	Royal Bank of
	Canada (Canada)	3,143,916
96,000	Westpac Banking
	Corp. (Australia)	2,303,204
		7,496,720
Capital Goods: 12.5%
150,000	ABB Ltd.
	(Switzerland)	3,897,346
100,000	Abengoa SA (Spain)	3,031,665
25,000	Acciona SA (Spain)	2,654,288
134,000	Apogee Enterprises,
	Inc. (United States)	1,716,540
80,000	Ameresco, Inc.
	(United States)	1,134,400
240,000	Atlas Copco AB -
	Class A (Sweden)	6,320,722
102,000	Eaton Corp.
	(United States)	5,247,900
1,700,000	Hyflux Ltd.
	(Singapore)	2,758,598
120,000	Kurita Water
	Industries Ltd. (Japan)	3,579,955
300,000	Mitsubishi Electric
	Corp. (Japan)	3,484,832
18,000	Schneider Electric
	SA (France)	3,005,510
34,000	Siemens AG -
	Registered Shares
	(Germany)	4,672,337
87,000	Skanska AB
	Class B (Sweden)	1,559,557
213,300	SKF AB -
	Class B (Sweden)	6,176,046
80,000	Tennant Co.
	(United States)	3,194,400
138,000	Volvo AB - Class B
	(Sweden)	2,415,868
		54,849,964
Commercial Services & Supplies: 0.7%
85,000	Waste Management, Inc.
	(United States)	3,167,950

Consumer Durables & Supplies: 3.2%
102,000	Electrolux AB -
	Class B (Sweden)	2,439,444
140,000	Koninklijke Philips
	Electronics NV -
	ADR (Netherlands)	3,595,200
58,000	Nike, Inc.
	(United States)	5,218,840
325,000	Sharp Corp. (Japan)	2,965,959
		14,219,443

Diversified Financial Services: 0.5%
17,000	Intercontinental-
	Exchange, Inc.
	(United States) (a)	2,120,070

Energy: 1.5%
1,000,000	Enel Green Power
	SpA (Italy) (a)	2,758,057
160,000	Vestas Wind Systems
	A/S (Denmark) (a)	3,714,223
		6,472,280
Food & Staples Retailing: 2.5%
90,000	Carrefour SA (France)	3,699,880
400,000	Tesco PLC
	(United Kingdom)	2,584,401
114,000	United Natural
	Foods, Inc.
	(United States) (a)	4,864,380
		11,148,661
Food, Beverage & Tobacco: 0.3%
100,000	Cosan Ltd. -
	Class A (Brazil) (a)	1,229,000

The accompanying notes are an integral part of these financial statements.

Portfolio 21

SCHEDULE OF INVESTMENTS at June 30, 2011, Continued

Shares		Value

Health Care Equipment & Services: 4.1%
180,000	Baxter International, Inc.
	(United States)	$10,744,200
115,000	Olympus Corp.
	(Japan)	3,880,338
300,000	Smith & Nephew
	PLC (United
	Kingdom)	3,215,012
		17,839,550
Hotels, Restaurants & Leisure: 0.9%
90,000	Accor SA (France)	4,026,402

Household & Personal Products: 0.6%
100,000	Natura Cosmeticos
	SA (Brazil)	2,506,648

Internet Software & Services: 1.0%
130,000	eBay, Inc.
	(United States)	4,195,100

Life Sciences Tools & Services: 1.0%
80,000	Life
	Technologies Corp.
	(United States)	4,165,600

Materials: 10.1%
22,293	Air Liquide (France)	3,193,763
105,000	Ecolab, Inc.
	(United States)	5,919,900
65,000	Johnson Matthey PLC
	(United Kingdom)	2,052,641
47,000	Novozymes A/S -
	Class B (Denmark)	7,658,007
70,000	Nucor Corp.
	(United States)	2,885,400
50,000	Praxair, Inc.
	(United States)	5,419,500
60,000	Schnitzer Steel
	Industries, Inc.
	(United States)	3,456,000
100,000	Sims Metal
	Management Ltd.
	(Australia)	1,901,350
46,000	Sonoco Products Co.
	(United States)	1,634,840
342,000	Svenska Cellulosa
	AB - Class B
	(Sweden)	4,822,044
600,000	Teijin Ltd. (Japan)	2,644,699
50,000	Umicore (Belgium)	2,727,135
		44,315,279
Media: 0.6%
300,000	Reed Elsevier PLC
	(United Kingdom)	2,731,309

Personal Products: 1.0%
35,000	L’oreal (France)	4,542,118

Pharmaceuticals & Biotechnology: 11.5%
85,000	Johnson & Johnson
	(United States)	5,654,200
180,000	Novartis AG
	(Switzerland)	11,031,682
115,000	Novo-Nordisk A/S -
	Class B (Denmark)	14,407,123
80,000	Roche Holding AG
	(Switzerland)	13,393,661
65,000	Waters Corp.
	(United States) (a)	6,223,100
		50,709,766
Real Estate: 2.5%
200,000	British Land Co. PLC
	(United Kingdom)	1,955,421
634,729	Growthpoint
	Properties Ltd.
	(South Africa)	1,717,108
100,000	Potlatch Corp.
	(United States)	3,527,000
17,000	Unibail-Rodamco
	SA (France)	3,927,884
		11,127,413
Retailing: 1.7%
90,000	Hennes & Mauritz
	AB - Class B
	(Sweden)	3,107,011
275,000	Staples, Inc.
	(United States)	4,345,000
		7,452,011

The accompanying notes are an integral part of these financial statements.

Portfolio 21

SCHEDULE OF INVESTMENTS at June 30, 2011, Continued

Shares		Value

Semiconductors & Semiconductor
Equipment: 2.5%
275,000	Applied
	Materials, Inc.
	(United States)	$3,577,750
160,000	Intel Corp.
	(United States)	3,545,600
5,092	Samsung Electronics
	Co. Ltd.
	(South Korea)	3,957,652
		11,081,002
Software & Services: 4.9%
115,000	Adobe Systems, Inc.
	(United States) (a)	3,616,750
111,000	Autodesk, Inc.
	(United States) (a)	4,284,600
26,500	Google, Inc.
	(United States) (a)	13,419,070
		21,320,420
Technology Hardware & Equipment: 6.1%
124,950	Canon, Inc. (Japan)	5,943,413
300,000	Cisco Systems, Inc.
	(United States) (a)	4,683,000
46,000	International Business
	Machines Corp.
	(United States)	7,891,300
55,000	Itron, Inc.
	(United States) (a)	2,648,800
65,000	NetApp, Inc.
	(United States) (a)	3,430,700
120,000	Sunpower Corp. -
	Class A (United
	States) (a)	2,319,600
		26,916,813
Telecommunication Services: 3.4%
335,000	China Mobile Ltd.
	(Hong Kong)	3,118,778
500,000	Telefonica SA
	(Spain)	12,211,941
		15,330,719
Transportation: 4.0%
45,000	Canadian Pacific
	Railway Ltd.
	(Canada)	2,807,455
200,000	Deutsche Post AG
	(Germany)	3,844,954
70,000	East Japan Railway
	Co. (Japan)	4,008,957
300,000	Mitsui OSK Lines
	Ltd. (Japan)	1,614,229
375,000	MTR Corp.
	(Hong Kong)	1,333,769
200,000	PostNL NV
	(Netherlands)	1,694,782
200,000	TNT Express NV
	(Netherlands)	2,074,306
		17,378,452
Utilities: 8.2%
10,000	Companhia
	de Saneamento
	Basico do Estado
	de Sao Paulo -
	ADR (Brazil)	596,700
35,000	EDF Energies
	Nouvelles SA
	(France)	2,000,158
700,000	Iberdrola Renovables
	SA (Spain)	3,092,268
550,000	National Grid PLC
	(United Kingdom)	5,414,328
170,000	Ormat Technologies,
	Inc. (United States)	3,741,700
140,000	Portland General
	Electric Co.
	(United States)	3,539,200
5,000	Red Electrica
	Corporacion SA
	(Spain)	4,524,406
300,000	Scottish & Southern
	Energy PLC
	(United Kingdom)	6,709,703
160,000	Severn Trent PLC
	(United Kingdom)	3,780,107
65,000	Verbund AG
	(Austria)	2,829,960
		36,228,530
TOTAL COMMON STOCKS
(Cost $310,224,255)		391,706,266

The accompanying notes are an integral part of these financial statements.

Portfolio 21

SCHEDULE OF INVESTMENTS at June 30, 2011, Continued

Shares		Value

PREFERRED STOCKS: 3.1%

Commercial Banks: 1.2%
138,000	Banco Bradesco SA
	(Brazil)	$2,827,620
100,000	Itau Unibanco
	Holding SA
	(Brazil)	2,355,000
		5,182,620
Household & Personal Products: 1.9%
120,000	Henkel KGaA
	(Germany)	8,344,626

TOTAL PREFERRED STOCKS
(Cost $8,144,570)		13,527,246

SHORT-TERM INVESTMENTS: 7.5%
Money Market Funds: 7.5%
20,450,659	Fidelity Money
	Market Portfolio -
	Select Class,
	0.099% ^	20,450,659
12,682,043	Invesco Liquid Assets
	Portfolio -
	Institutional Class,
	0.089% ^	12,682,043
		33,132,702
TOTAL SHORT-TERM INVESTMENTS
(Cost $33,132,702)		33,132,702

TOTAL INVESTMENTS IN SECURITIES: 99.7%
(Cost $351,501,527)		438,366,214
Other Assets in Excess
of Liabilities: 0.3%		1,062,176
TOTAL NET ASSETS: 100.0%		$439,428,390

(a)	Non-income producing security.
^	7-day yield as of June 30, 2011.
ADR American Depository Receipt

Percent
of Total
Country	Net Assets
Australia	1.0%
Austria	0.6%
Belgium	0.6%
Brazil	2.2%
Canada	1.4%
Denmark	5.9%
France	5.5%
Germany	3.8%
Hong Kong	1.0%
Italy	0.6%
Japan	7.2%
Korea	0.9%
Netherlands	1.7%
Singapore	0.6%
South Africa	0.4%
Spain	5.8%
Sweden	6.1%
Switzerland	6.4%
United Kingdom	6.5%
United States	41.5%
Other Assets in Excess
of Liabilities	0.3%
100.0%

The accompanying notes are an integral part of these financial statements.

Portfolio 21

STATEMENT OF ASSETS AND LIABILITIES at June 30, 2011

ASSETS
Investments in securities, at value (Cost $351,501,527) (Note 2)	$438,366,214
Cash	45,926
Receivables:
Dividends and interest	1,349,582
Fund shares sold	508,124
Prepaid expenses	31,992
Total assets	440,301,838

LIABILITIES
Payables:
Fund shares redeemed	188,238
Investment advisory fees	335,958
Administration fees	59,240
Custody fees	17,989
Fund accounting fees	20,921
Distribution fees	162,318
Transfer agent fees	51,714
Chief Compliance Officer fees	2,083
Other accrued expenses	34,987
Total liabilities	873,448
NET ASSETS	$439,428,390

COMPONENTS OF NET ASSETS
Paid-in capital	$372,629,224
Undistributed net investment income	2,377,147
Accumulated net realized loss on investments and
foreign currency transactions	(22,495,353)
Net unrealized appreciation on investments	86,864,687
Net unrealized appreciation on foreign currency and
translation of other assets and liabilities in foreign currency	52,685
Net assets	$439,428,390

Retail class:
Net Assets	$262,704,552
Shares issued and outstanding
(unlimited number of shares authorized without par value)	7,802,201
Net asset value, offering price, and redemption price per share	$33.67
Institutional Class:
Net Assets	$176,723,838
Shares issued and outstanding
(unlimited number of shares authorized without par value)	5,253,612
Net asset value, offering price, and redemption price per share	$33.64

The accompanying notes are an integral part of these financial statements.

Portfolio 21

STATEMENT OF OPERATIONS For the year ended June 30, 2011

INVESTMENT INCOME
Dividends (net of foreign withholding tax of $941,445)	$8,316,959
Interest	79,051
Total investment income	8,396,010

EXPENSES (Note 3)
Investment advisory fees	3,739,184
Distribution fees - Retail Class	590,385
Adminstration fees	303,798
Transfer agent fees	207,720
Fund accounting fees	130,793
Custody fees	100,609
Registration fees	58,436
Miscellaneous expenses	28,715
Reports to shareholders	26,542
Audit fees	21,850
Chief Compliance Officer fees	12,502
Trustee fees	8,675
Legal fees	4,909
Insurance expense	1,273
Total expenses	5,235,391
Plus: prior year fees waived subject to recoupment	23,007
Net expenses	5,258,398
Net investment income	3,137,612

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS
Net realized loss on investments and
foreign currency transactions	(2,167,717)
Change in net unrealized appreciation
on investments and foreign currency	83,409,917
Change in net unrealized appreciation of translation
of other assets and liabilities in foreign currency	58,303
Net realized and unrealized gain on investments
and foreign currency transactions	81,300,503
Net increase in net assets
resulting from operations	$84,438,115

The accompanying notes are an integral part of these financial statements.

Portfolio 21

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	June 30,	June 30,
	2011	2010
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$3,137,612	$2,071,340
Net realized loss on investments
and foreign currency transactions	(2,167,717)	(6,606,718)
Change in net unrealized appreciation
on investments and foreign currency	83,409,917	25,379,492
Change in net unrealized appreciation (depreciation)
of translation of other assets and
liabilities in foreign currency	58,303	(20,841)
Net increase in net assets
resulting from operations	84,438,115	20,823,273

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Retail Class	(1,177,822)	(1,085,169)
Institutional Class	(1,237,204)	(971,742)
Total distributions to shareholders	(2,415,026)	(2,056,911)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from net change
in outstanding shares - Retail Class (a) (b)	20,462,063	24,964,345
Net increase in net assets derived from net change
in outstanding shares - Institutional Class (c) (d)	27,647,051	13,226,247
Total increase in net assets from
capital share transactions	48,109,114	38,190,592
Total increase in net assets	130,132,203	56,956,954

NET ASSETS
Beginning of year	309,296,187	252,339,233
End of year	$439,428,390	$309,296,187
Undistributed net investment income	$2,377,147	$1,557,635

The accompanying notes are an integral part of these financial statements.

Portfolio 21

STATEMENT OF CHANGES IN NET ASSETS, Continued

(a)	Summary of capital share transactions for Retail Class shares is as follows:

	Year Ended		Year Ended
	June 30, 2011		June 30, 2010
	Shares	Value	Shares	Value
Shares sold	1,847,094	$59,115,177	2,092,575	$60,005,734
Shares issued in reinvestment
of distributions	34,408	1,104,163	35,154	1,025,428
Shares redeemed (b)	(1,244,215)	(39,757,277)	(1,266,716)	(36,066,817)
Net increase	637,287	$20,462,063	861,013	$24,964,345

(b)	Net of redemption fees of $7,800 and $5,023, respectively.

(c)	Summary of capital share transactions for Institutional Class shares is as follows:

	Year Ended		Year Ended
	June 30, 2011		June 30, 2010
	Shares	Value	Shares	Value
Shares sold	1,730,995	$54,790,167	724,253	$20,923,337
Shares issued in reinvestment
of distributions	30,961	991,067	31,908	928,527
Shares redeemed (d)	(875,926)	(28,134,183)	(301,694)	(8,625,617)
Net increase	886,030	$27,647,051	454,467	$13,226,247

(d)	Net of redemption fees of $1,935 and $19, respectively.

The accompanying notes are an integral part of these financial statements.

Portfolio 21

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the year

Retail Class
	Year Ended June 30,
	2011	2010	2009	2008	2007
Net asset value,
beginning of year	$26.83	$24.71	$32.56	$36.54	$29.05

INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.20	0.14	0.18	0.34	0.32
Net realized and unrealized
gain (loss) on investments	6.80	2.14	(7.64)	(3.98)	7.79
Total from investment operations	7.00	2.28	(7.46)	(3.64)	8.11

LESS DISTRIBUTIONS:
From net investment income	(0.16)	(0.16)	(0.37)	(0.23)	(0.32)
From net realized gain	—	—	(0.02)	(0.11)	(0.30)
Total distributions	(0.16)	(0.16)	(0.39)	(0.34)	(0.62)
Paid-in capital from
redemption fees (Note 2)	0.00 *	0.00 *	0.00 *	0.00 *	0.00 *
Net asset value, end of year	$33.67	$26.83	$24.71	$32.56	$36.54
Total return	26.12%	9.19%	(22.78)%	(10.09)%	28.18%

RATIOS/SUPPLEMENTAL DATA:
Net assets,
end of year (millions)	$262.7	$192.2	$155.8	$176.9	$172.2

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived/recouped
and expenses absorbed	1.45%	1.48%	1.51%	1.49%	1.57%
After fees waived/recouped
and expenses absorbed	1.46%	1.50%	1.50%	1.50%	1.50%

RATIO OF NET INVESTMENT INCOME
TO AVERAGE NET ASSETS:
Before fees waived/recouped
and expenses absorbed	0.67%	0.57%	0.86%	1.13%	0.99%
After fees waived/recouped
and expenses absorbed	0.66%	0.55%	0.87%	1.12%	1.06%
Portfolio turnover rate	8%	10%	13%	4%	0%

*	Less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Portfolio 21

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year/period

Institutional Class

					Period
	Year Ended June 30,				Ended
					June 30,
	2011	2010	2009	2008	2007*
Net asset value,
beginning of year/period	$26.80	$24.67	$32.59	$36.57	$34.44

INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.30	0.23	0.38	0.42	0.16
Net realized and unrealized
gain (loss) on investments	6.79	2.13	(7.78)	(3.96)	1.97
Total from investment operations	7.09	2.36	(7.40)	(3.54)	2.13

LESS DISTRIBUTIONS:
From net investment income	(0.25)	(0.23)	(0.50)	(0.33)	—
From net realized gain	—	—	(0.02)	(0.11)	—
Total distributions	(0.25)	(0.23)	(0.52)	(0.44)	—
Paid-in capital from
redemption fees (Note 2)	0.00 **	0.00 **	0.00 **	—	—
Net asset value, end of year/period	$33.64	$26.80	$24.67	$32.59	$36.57
Total return	26.49%	9.51%	(22.57)%	(9.82)%	6.18	%^

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of
year/period (millions)	$176.7	$117.1	$96.5	$96.5	$67.7

RATIOS OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived/recouped and
expenses absorbed	1.15%	1.18%	1.21%	1.19%	1.23	%+
After fees waived/recouped and
expenses absorbed	1.16%	1.20%	1.20%	1.20%	1.20	%+

RATIO OF NET INVESTMENT INCOME
TO AVERAGE NET ASSETS:
Before fees waived/recouped and
expenses absorbed	1.00%	0.87%	1.21%	1.42%	2.28	%+
After fees waived/recouped and
expenses absorbed	0.99%	0.85%	1.22%	1.41%	2.31	%+
Portfolio turnover rate	8%	10%	13%	4%	0	%^

*	Institutional shares have been offered since March 30, 2007.
**	Less than $0.01 per share.
^	Not annualized.
+	Annualized.

The accompanying notes are an integral part of these financial statements.

Portfolio 21

NOTES TO FINANCIAL STATEMENTS June 30, 2011

NOTE 1 – ORGANIZATION

Portfolio 21 (the “Fund”) is a diversified series of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end investment management company.  The Fund commenced operations on September 30, 1999.

The Fund offers Retail and Institutional shares.  Institutional shares are offered primarily for direct investment by investors such as pension and profit-sharing plans, employee benefit trusts, endowments, foundations and corporations.  Each class of shares has equal rights as to earnings and assets except that each class bears different distribution expenses.  Each class of shares has exclusive voting rights with respect to matters that affect just that class.  Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets

The investment objective of the Fund is to seek long-term growth of capital.  The Fund seeks to achieve its objective by investing primarily in common stocks of domestic and foreign companies of  any size market capitalization that satisfy certain environmental responsibility criteria.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund.  These policies are in conformity with accounting principles generally accepted in the United States of America.

A.
Security Valuation.  All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”), are valued at the last reported sale price on the exchange on which the security is principally traded.  Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”).  If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market.  If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

For foreign securities traded on foreign exchanges the Trust has selected FT Interactive Data (“FTID”) to provide pricing data with respect to

Portfolio 21

NOTES TO FINANCIAL STATEMENTS June 30, 2011, Continued

foreign security holdings held by the Fund. The use of this third-party pricing service is designed to capture events occurring after a foreign exchange closes that may affect the value of certain holdings of the Fund’s securities traded on those foreign exchanges. The Fund utilizes a confidence interval when determining the use of the FTID provided prices. The confidence interval is a measure of the historical relationship that each foreign exchange traded security has to movements in various indices and the price of the security’s corresponding American Depository Receipt, if one exists. FTID provides the confidence interval for each security for which it provides a price. If the FTID provided price falls within the confidence interval the Fund will value the particular security at that price. If the FTID provided price does not fall within the confidence interval the particular security will be valued at the preceding closing price on its respective foreign exchange, or if there were no transactions on such day, at the mean between the bid and asked prices.

Short-term securities that have maturities of less than 60 days, at the time of purchase, are valued at cost, which when combined with accrued interest, approximates market value.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees.  When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Fund’s Board of Trustees.  Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value.  Different funds could reasonably arrive at different values for the same security.  The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. The FTID valued foreign securities as discussed in the paragraph above are considered fair valued securities by the Fund. As of June 30, 2011, the Fund did not hold fair valued securities other than securities fair valued by FTID.

As described above, the Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Portfolio 21

NOTES TO FINANCIAL STATEMENTS June 30, 2011, Continued

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Portfolio 21

NOTES TO FINANCIAL STATEMENTS June 30, 2011, Continued

The following is a summary of the inputs used to value the Fund’s net assets as of June 30, 2011:
	Level 1	Level 2	Level 3	Total
Common Stocks^
Consumer Discretionary	$14,979,640	$18,989,372	$—	$33,969,012
Consumer Staples	4,864,380	14,562,046	—	19,426,426
Financials	7,696,670	13,047,534	—	20,744,204
Health Care	26,787,100	45,927,816	—	72,714,916
Industrials	14,461,190	62,831,713	—	77,292,903
Information Technology	53,612,269	9,901,065	—	63,513,334
Materials	19,315,640	24,999,639	—	44,315,279
Telecommunication Services	—	15,330,719	—	15,330,719
Utilities	7,280,900	37,118,573	—	44,399,473
Total Common Stocks	148,997,789	242,708,477	—	391,706,266
Preferred Stocks^	—	13,527,246	—	13,527,246
Short-Term Investments	33,132,702	—	—	33,132,702
Total Investments
in Securities	$182,130,491	$256,235,723	$—	$438,366,214

^ See Schedule of Investments for industry breakout.

There were no significant transfers into or out of Level 1 or 2 during the year.

B.
Foreign Currency.  Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

The Fund reports net realized foreign exchange gains or losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.  Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Portfolio 21

NOTES TO FINANCIAL STATEMENTS June 30, 2011, Continued

C.
Federal Income Taxes. The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.  Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Under current tax laws, losses after October 31 may be deferred and treated as occurring on the first business day of the following fiscal year.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2008-2010), or expected to be taken in the Fund’s 2011 tax return.  The Fund identifies its major tax jurisdictions as U.S. Federal and Massachusetts State; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

D.
Security Transactions and Investment Income.  Investment securities transactions are accounted for on the trade date.  Gains and losses realized on sales of securities are determined on a specific identification basis.  Discounts/premiums on debt securities purchased are accreted/ amortized over the life of the respective securities using the effective interest method.  Dividend income is recorded on the ex-dividend date.  Interest income is recorded on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the property received. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

E.	Distributions to Shareholders. Distributions to shareholders from net investment income and net realized gains on securities for the Fund normally, which are determined in accordance with income tax

Portfolio 21

NOTES TO FINANCIAL STATEMENTS June 30, 2011, Continued

regulations, are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

F.
Use of Estimates.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period.  Actual results could differ from those estimates.

G.
Share Valuation. The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent.  The Fund’s shares will not be priced on the days on which the NYSE is closed for trading.  The offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share.  The Fund charges a 2.00% redemption fee on shares held less than 60 days.  This fee is deducted from the redemption proceeds otherwise payable to the shareholder.  The Fund retains the fee charged as paid-in capital and such fees become part of the Fund’s daily NAV calculation.

H.
Guarantees and Indemnifications.  In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

I.
Reclassification of Capital Accounts.  Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended June 30, 2011, the Fund increased undistributed net investment income by $96,926 and increased accumulated net realized loss on investments and foreign currency by $96,926.

J.
Subsequent Events.  In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.  The Fund has determined that there are no subsequent events that would need to be disclosed in the Fund’s Financial Statements.

Portfolio 21

NOTES TO FINANCIAL STATEMENTS June 30, 2011, Continued

K.
Recent Accounting Pronouncement.  In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”)”.  ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS.  ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity, and a narrative description of the sensitivity of the fair value measurement to changes in observable inputs and the interrelationships between those unobservable inputs.  In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements.  The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011.  At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

L.
Regulated Investment Company Modernization Act.  On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President.  The Modernization Act modernizes several of the federal income and excise tax provisions related to RICs.  Some highlights of the enacted provisions are as follows:

New capital losses may now be carried forward indefinitely, and retain the character of the original loss.  Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss.

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests.  Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repealed the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Portfolio 21

NOTES TO FINANCIAL STATEMENTS June 30, 2011, Continued

Except for the simplification provisions related to RIC qualification, the Modernization Act is effective for taxable years beginning after December 22, 2010.  The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Portfolio 21 Investments, (the “Advisor”) provides the Fund with investment management services under an Investment Advisory Agreement (the “Agreement”).  Under the Agreement, the Advisor furnishes all investment advice, office space, certain administrative services, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.95% based upon the average daily net assets of the Fund.  As compensation for its services, for the year ended June 30, 2011, the Fund incurred $3,739,184 in advisory fees.

The Advisor has contractually agreed to limit the Fund’s annual ratio of expenses to 1.50% for the Retail Class and 1.20% for the Institutional Class of the Fund’s average daily net assets.  The contract’s term is indefinite and may be terminated only by the Board of Trustees.

The Advisor is permitted to seek reimbursement from the Fund, subject to limitations for fees waived and/or Fund expenses it pays over the following three years after payment. For the year ended June 30, 2011, the Advisor recouped $23,007 in fees for the Fund.  As of June 30, 2011, the Fund has recouped all available fees waived.

The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any Reimbursement.  Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated.

U.S. Bancorp Fund Services, LLC (the “USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Fund’s Administrator (the “Administrator”) and, in that capacity, performs various administrative and accounting services for the Fund.  USBFS also serves as the Fund’s fund accountant, transfer agent, dividend disbursing agent and registrar.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund. The administrator also prepares reports and materials to be supplied to the trustees, monitors the activities of the Fund’s custodian, transfer agent and accountants, coordinates the preparation and payment of the Fund’s expenses, and reviews the Fund’s expense accruals.  For the year ended June 30, 2011, the Fund incurred $303,798 in administration fees. The officers of the Trust are employees of the Administrator. The Chief Compliance Officer

Portfolio 21

NOTES TO FINANCIAL STATEMENTS June 30, 2011, Continued

is also an employee of the Administrator. For the year ended June 30, 2011, the Fund was allocated $12,502 of the Trust’s Chief Compliance Officer fee.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  U.S. Bank, N.A. (the “Custodian”) serves as custodian to the Fund. Both the Distributor and Custodian are affiliates of the Administrator.

The Fund has adopted a Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act with respect to Retail shares.  The Plan provides that the Fund may pay a fee to the Advisor, as Distribution Coordinator, at an annual rate of up to 0.25% of the average daily net assets of Retail shares.  No distribution fees are paid by Institutional shares.  The fee is paid to the Distribution Coordinator as compensation for distribution-related activities, not reimbursement for specific expenses incurred.  For the year ended June 30, 2011, the Fund incurred $590,385 in distribution fees.

The Fund has entered into Sub-Transfer Agent Arrangements (the “Arrangements”) with respect to Retail Class shares.  Under the Arrangements, the Fund will pay Sub-Transfer Agents, at an annual rate of up to 0.05% of the average daily net assets of Retail shares.  All Arrangements must be approved by the Board of Trustees.  For the year ended June 30, 2011, the Fund incurred $118,077 in Sub-Transfer Agent fees.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

For the year ended June 30, 2011, the cost of purchases and the proceeds from the sale of securities, excluding short-term investments, were $77,477,536 and $29,926,134, respectively.

There were no purchases or sales of long-term U.S. Government securities for the year ended June 30, 2011.

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the year ended June 30, 2011 and the year ended June 30, 2010 was as follows:

	June 30, 2011	June 30, 2010
Distributions paid from:
Ordinary income	$2,415,026	$2,056,911
Long-term capital gain	––	––
	$2,415,026	$2,056,911

Portfolio 21

NOTES TO FINANCIAL STATEMENTS June 30, 2011, Continued

As of June 30, 2011, the components of accumulated earnings/(losses) on a tax basis were as follows:

Tax cost of investments	$351,501,527
Gross tax unrealized appreciation	107,280,245
Gross tax unrealized depreciation	(20,415,558)
Net tax unrealized appreciation	$86,864,687
Unrealized appreciation on foreign currency	$52,685
Undistributed ordinary income	—
Undistributed long-term capital gain	2,377,147
Total distributable earnings	2,377,147
Other accumulated gain/(loss)	(22,495,353)
Total accumulated gain/(loss)	$66,799,166

Under tax law, certain capital and foreign currency losses realized after October 31, and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year.  At June 30, 2011, the Fund had capital loss carryforwards available for federal income tax purposes of $7,767,442 which expire in 2017, $9,433,697 which expire in 2018 and $5,294,214 which expire in 2019 to offset future gains.

Portfolio 21

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of
  Portfolio 21 and
The Board of Trustees of
  Professionally Managed Portfolios

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Portfolio 21, a series of Professionally Managed Portfolios, as of June 30, 2011 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2011, by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Portfolio 21 as of June 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
August 26, 2011

Portfolio 21

TRUSTEES AND EXECUTIVE OFFICERS

The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Fund.  The Board, in turn, elects the officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and its separate series.  The current trustees and officers of the Trust, their dates of birth, positions with the Trust, terms of office with the Trust and length of time served, their principal occupations for the past five years and other directorships are set forth in the table below.

Number of
Portfolios
		Term of	Principal	in Fund
	Position	Office and	Occupation	Complex(2)	Other
Name, Age	with the	Length of	During	Overseen	Directorships
and Address	Trust(1)	Time Served	Past Five Years	by Trustees	Held

Independent Trustees of the Trust

Dorothy A. Berry	Chairman	Indefinite	President, Talon	1	Trustee;
(born 1943)	and	Term;	Industries, Inc.		PNC Funds,
c/o U.S. Bancorp	Trustee	Since	(administrative,		Inc.
Fund Services, LLC		May 1991.	management and business
2020 E. Financial Way			consulting); formerly,
Suite 100			Executive Vice President
Glendora, CA 91741			and Chief Operating
Officer, Integrated Asset
Management (investment
advisor and manager)
and formerly, President,
Value Line, Inc. (investment
advisory and financial
publishing firm).

Wallace L. Cook	Trustee	Indefinite	Investment	1	The Dana
(born 1939)		Term;	Consultant; formerly,		Foundation;
c/o U.S. Bancorp		Since	Chief Executive Officer,		The University
Fund Services, LLC		May 1991.	Rockefeller Trust Co.,		of Virginia Law
2020 E. Financial Way			(prior thereto Senior		School
Suite 100			Vice President), and		Foundation.
Glendora, CA 91741			Managing Director,
Rockefeller & Co.
(Investment Manager and
Financial Advisor); formerly,
Senior Vice President,
Norton Simon, Inc.

Portfolio 21

TRUSTEES AND EXECUTIVE OFFICERS, Continued

Number of
Portfolios
		Term of	Principal	in Fund
	Position	Office and	Occupation	Complex(2)	Other
Name, Age	with the	Length of	During	Overseen	Directorships
and Address	Trust(1)	Time Served	Past Five Years	by Trustees	Held

Carl A. Froebel	Trustee	Indefinite	Former owner,	1	None.
(born 1938)		Term;	Golf Adventures,
c/o U.S. Bancorp		Since	LLC, (Vacation
Fund Services, LLC		May 1991.	Services); formerly,
2020 E. Financial Way			President and Founder,
Suite 100			National Investor Data
Glendora, CA 91741			Services, Inc.
(investment related
computer software).

Steven J. Paggioli	Trustee	Indefinite	Consultant, since	1	Independent
(born 1950)		Term;	July 2001;		Trustee, The
c/o U.S. Bancorp		Since	formerly, Executive		Managers
Fund Services, LLC		May 1991.	Vice President,		Funds; Trustee,
2020 E. Financial Way			Investment Company		Managers
Suite 100			Administration, LLC		AMG Funds,
Glendora, CA 91741			(mutual fund		Aston Funds;
			administrator).		Advisory Board
Member,
Sustainable
Growth
Advisers, LP;
Independent
Director, Chase
Investment
Counsel;
formerly
Independent
Director,
Guardian
Mutual Funds.

Portfolio 21

TRUSTEES AND EXECUTIVE OFFICERS, Continued

Number of
Portfolios
		Term of	Principal	in Fund
	Position	Office and	Occupation	Complex(2)	Other
Name, Age	with the	Length of	During	Overseen	Directorships
and Address	Trust(1)	Time Served	Past Five Years	by Trustees	Held

Officers of the Trust

Eric W. Falkeis	President	Indefinite	Senior Vice	Not	Not
(born 1973)		Term;	President and	Applicable.	Applicable.
c/o U.S. Bancorp		Since	Chief Financial
Fund Services, LLC		January	Officer (and other
615 East Michigan St.		2011.	positions), U.S.
Milwaukee, WI 53202			Bancorp Fund Services,
LLC, since 1997.

Patrick J. Rudnick	Treasurer	Indefinite	Vice President,	Not	Not
(born 1973)		Term;	U.S. Bancorp	Applicable.	Applicable.
c/o U.S. Bancorp		Since	Fund Services,
Fund Services, LLC		November	LLC, since 2006;
615 East Michigan St.		2009.	formerly, Manager,
Milwaukee, WI 53202			PricewaterhouseCoopers
LLP (1999-2006).

Elaine E. Richards	Secretary	Indefinite	Vice President and	Not	Not
(born 1968)		Term;	Legal Compliance	Applicable.	Applicable.
c/o U.S. Bancorp		Since	Officer, U.S. Bancorp
Fund Services, LLC		February	Fund Services, LLC,
2020 E. Financial Way		2008.	since July 2007;
Suite 100			formerly Vice President
Glendora, CA 91741			and Senior Counsel,
Wells Fargo Funds
Management, LLC
(2004-2007).

Donna Barrette	Chief	Indefinite	Vice President and	Not	Not
(born 1966)	Compliance	Term:	Compliance	Applicable.	Applicable.
c/o U.S. Bancorp	Officer	Since	Officer, U.S.
Fund Services, LLC		July 2011.	Bancorp Fund
615 East Michigan St.			Services, LLC
Milwaukee, WI 53202	Anti-	Indefinite	since August 2004.
	Money	Term:
	Laundering	Since
	Officer	July 2011.

(1)	All Trustees of the Trust are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustee”).
(2)
The Trust is comprised of numerous series managed by unaffiliated investment advisors.  The term “Fund Complex” applies only to the Fund.  The Fund does not hold itself out as related to any other series within the Trust for investment purposes.

Portfolio 21

FEDERAL TAX INFORMATION (Unaudited)

For the year ended June 30, 2011, Portfolio 21 earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders pursuant to Section 853 of the Internal Revenue Code as follows:

Country	Taxes Withheld	Gross Dividend
Austria	0.0006	0.0039
Australia	0.0000	0.0124
Belgium	0.0007	0.0044
Bermuda	0.0000	0.0020
Brazil	0.0015	0.0199
Canada	0.0017	0.0113
Switzerland	0.0114	0.0785
Germany	0.0029	0.0332
Denmark	0.0033	0.0220
Spain	0.0136	0.0908
France	0.0072	0.0431
United Kingdom	0.0087	0.1029
Hong Kong	0.0000	0.0022
Italy	0.0004	0.0029
Japan	0.0030	0.0424
Korea	0.0003	0.0017
Netherlands	0.0029	0.0196
Sweden	0.0139	0.0780
Singapore	0.0000	0.0039
South Africa	0.0000	0.0045

NOTICE TO SHAREHOLDERS (Unaudited)

For the year ended June 30, 2011, certain dividends paid by Portfolio 21 may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from net investment income designated as qualified dividend income was 100%.

For corporate shareholders in the Portfolio, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended June 30, 2011 was 53%.

Portfolio 21

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available upon request without charge by calling (866) 209-1962. Furthermore, you can obtain the description on the SEC’s web site at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available upon request without charge by calling (866) 209-1962.  Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s web site at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The Fund files its complete schedule of portfolio holdings for its first and third fiscal quarters with the SEC on Form N-Q.  The Fund’s Form N-Q is available upon request without charge by calling (866) 209-1962.  Furthermore, you can obtain the Form N-Q on the SEC’s web site at www.sec.gov.  In addition, Portfolio 21 also discloses its complete holdings and certain other portfolio characteristics on Portfolio 21’s website at www.Portfolio21.com, generally on the first business day after each month-end.

INFORMATION ABOUT HOUSEHOLDING (Unaudited)

To reduce expenses, we may mail only one copy of the Fund’s prospectus and each annual and semi-annual report to those address shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at (866) 209-1962 (or contact your financial institution). We will begin sending you individual copies thirty days after receiving your request.

INFORMATION ABOUT ELECTRONIC DELIVERY OF DOCUMENTS (Unaudited)

Portfolio 21 is pleased to offer the convenience of viewing shareholder communications, including the Fund prospectuses, annual and semi-annual reports, and proxy statements online.  Please go to www.Portfolio21.com for more information or to sign up for this service.

Portfolio 21

PRIVACY NOTICE

 Portfolio 21 collects non-public information about you from the following sources:

•Information we receive about you on applications or other forms;

•Information you give us orally; and

•Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing Portfolio 21.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public information with the same high degree of confidentiality.

In the event that you hold shares of Portfolio 21 through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

This is not a part of the Annual Report.

(This Page Intentionally Left Blank.)

Advisor
PORTFOLIO 21 INVESTMENTS
721 NW 9th Avenue
Portland, Oregon  97209
(877) 351-4115

Distributor
QUASAR DISTRIBUTORS, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202

Custodian
U.S. BANK, N.A.
Custody Operations
1555 N. RiverCenter Drive, Suite 302
Milwaukee, Wisconsin  53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202

Independent Registered Public Accounting Firm
TAIT, WELLER & BAKER LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania  19103

Legal Counsel
PAUL HASTINGS LLP
Park Avenue Tower
75 E. 55th Street, Floor 15
New York, New York  10022

Portfolio 21 – Retail Class
Symbol – PORTX
CUSIP – 742935588

Portfolio 21 – Institutional Class
Symbol – PORIX
CUSIP – 742935356

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees of the Trust has determined that there is at least one audit committee financial expert serving on its audit committee.  Ms. Dorothy A. Berry and Messrs. Wallace L. Cook, Carl A. Froebel and Steven J. Paggioli are each an “audit committee financial expert” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

Portfolio 21 Fund

	FYE 6/30/2011	FYE 6/30/2010
Audit Fees	$19,600	$18,500
Audit-Related Fees	N/A	N/A
Tax Fees	$2,400	$2,200
All Other Fees	$ -	$ -

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.  All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.  (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

   Portfolio 21 Fund

Non-Audit Related Fees	FYE 6/30/2011	FYE 6/30/2010
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Professionally Managed Portfolios

By (Signature and Title) /s/ Eric W. Falkeis
   Eric W. Falkeis, President

Date     August 30, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Eric W. Falkeis
   Eric W. Falkeis, President

Date     August 30, 2011

By (Signature and Title) /s/ Patrick J. Rudnick
   Patrick J. Rudnick, Treasurer

Date     September 7, 2011

* Print the name and title of each signing officer under his or her signature.